EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of ioWorldMedia, Incorporated, a Florida corporation (the “Company”), on Form 10-Q/A for the quarterly period ending September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Thomas Bean, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Bean
Thomas Bean
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)
Date: June 12, 2012